SCUDDER
                                                                     INVESTMENTS

Scudder European Equity Fund

Scudder Top 50 US Fund

Supplement to the currently effective prospectuses
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The Board of each of the above-listed funds has approved the cessation of operations of each fund effective on or about August 20, 2004 (the "Closing Date"). Accordingly, each fund will redeem involuntarily the shares of any fund shareholder outstanding on the Closing Date. Shareholders may exchange into another Scudder fund or redeem their shares prior to the Closing Date. Shareholders who elect to redeem their shares prior to the Closing Date will receive the net asset value per share for all shares they own minus any applicable sales charges. Shareholders who elect to exchange into the same class of another Scudder fund may do so without paying any further sales charges. Shareholders whose shares are redeemed involuntarily by the fund on the Closing Date will receive the net asset value per share for all shares they own on the Closing Date without the deduction of any sales charges. The redemption of shares may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution, defined benefit or other qualified retirement vehicle.

In conjunction with approving the cessation of operations of each fund, the Board of each fund further approved closing each fund to new investments effective as of the close of business on June 4, 2004. Qualified Plans that currently offer the funds as an investment option may continue to offer them to their participants until the Closing Date.







               Please Retain This Supplement for Future Reference


June 4, 2004
SMF-3628